Securities Act Registration No. 333-154553

Investment Company Act Registration No. 811-22247

FORM N-1A

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐

Pre-Effective Amendment No.

__

☐

Post-Effective Amendment No._

1 _

☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

ACT OF 1940

☐

Amendment No. 2_

☒

(Check appropriate box or boxes.)

SGM Funds

(Exact Name of Registrant as Specified in Charter)

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, including Area Code: 212-831-9990

Steven G. Mandis

1165 Park Avenue #12B

New York, New York  10128

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

Thompson Hine LLP

312 Walnut Street, 14th floor

Cincinnati, Ohio 45202

Approximate date of proposed public offering:

It is proposed that this filing will become effective:

☐ Immediately upon filing pursuant to paragraph (b)

☐ On (date) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ On (date) pursuant to paragraph (a)(1)

☒ 75 days after filing pursuant to paragraph (a)(2)

☐ On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[Subject to Completion _________, 2009]

SGM FUNDS

PROSPECTUS

[_______ __], 2009

SGM ETHICAL GLOBAL HARD ASSET ALLOCATION FUND

"Combining Macro/Tactical and Socially Responsible Investing" TM

[Logo]

SGM Fund ManagementTM LLC

1-877-743-7820

The information in this Prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

SGM ETHICAL GLOBAL HARD ASSET ALLOCATION FUND

1

THE FUND’S INVESTMENT OBJECTIVE

1

THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

1

THE FUND’S PRINCIPAL INVESTMENT RISKS

3

PERFORMANCE

6

FEES AND EXPENSES

6

OTHER INFORMATION ABOUT THE FUND

7

THE FUND’S INVESTMENT OBJECTIVE

7

ADVISER'S PRINCIPAL INVESTMENT STRATEGIES

7

HOW TO BUY SHARES

9

HOW TO REDEEM SHARES

12

DISTRIBUTION PLAN

15

VALUING FUND ASSETS

15

DIVIDENDS, DISTRIBUTIONS AND TAXES

15

MANAGEMENT OF THE FUND

16

SHAREHOLDER STATEMENTS AND REPORTS

18

PRIVACY POLICY

19

FOR MORE INFORMATION

BACK COVER

SGM ETHICAL GLOBAL HARD ASSET ALLOCATION FUND

THE FUND’S INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term capital growth.

THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 93% of its assets in (1) the equity securities of "hard asset" issuers and (2) securities issued by other investment companies (excluding money market funds), including open-end and closed-end funds and exchange traded funds ("ETFs") (collectively "Other Funds") that derive their value from (i) the equity securities of hard asset issuers or (ii) securities or contracts related to hard assets.  The Fund defines hard asset issuers as U.S. and non-U.S. companies or entities that are significantly related to hard assets or hard asset industries.  The Fund considers a business or entity to be significantly related to hard assets or a hard asset industry if at least 50% of its assets are in physical assets or it derives at least 50% of its revenue or profit from the exploration, development or production of hard assets or from hard asset industries.  Hard assets and hard asset industries include, commodities, energy, industrial metals, natural resources, physical infrastructure, precious metals, real estate and tangible assets.  The Fund defines hard asset Other Funds as those (i) that invest primarily in the equity securities of hard asset issuers and/or (ii) instruments and securities that derive their value from an economic link to hard asset prices such as the price of gold, oil or an index of hard assets.  The Fund's 93% investment policy may be changed by the Fund's Board of Trustees without a shareholder vote.  The Fund has adopted a policy to give shareholders at least 60 days written notice of any change to this 93% investment policy.

Additionally, under normal circumstances, the Fund will invest at least 40% of its assets in foreign hard asset investments, including (1) the equity securities of foreign hard asset issuers and (2) Other Funds that derive their value from (i) foreign hard assets or (ii) the equity securities of foreign hard asset issuers.  In determining whether an issuer is a foreign company, the Fund's adviser will consider various factors, including where the issuer’s principal operations are located; the country in which at least 50% of the issuer’s revenues or profits are derived from goods produced or sold, investments made, or services performed; where the principal trading market is located; and the country in which the issuer is legally organized.  In determining whether a hard asset is economically linked to foreign country, or a group of foreign countries, the Fund's adviser will consider the global economic character and nature of the hard asset or index of hard assets.  For example, the Fund's adviser defines gold as a foreign hard asset because it is not traded exclusively in the U.S. and possesses an international or global economic character.  This 40% investment policy may be changed by the Fund's Board of Trustees without a shareholder vote.  The Fund has adopted a policy to give shareholders at least 60 days written notice of any change to this 40% investment policy.

The Fund's investment adviser, SGM Fund Management LLC (the "Adviser") uses a macro/tactical investment approach to identify what it believes are attractive investments.  This macro/tactical investment approach is distinct and different from a fundamental value approach, which might utilize independent and extensive bottom-up company research to purchase securities at a discount to an estimation of their intrinsic value or net liquidation value. The Adviser uses a global macroeconomic, top-down, big-picture theme investment style and macroeconomic focus and expresses its views on the direction of interest rates, inflation, economic conditions, currencies, equities and/or bonds of various countries and/or globally as well as global commodities through its investments.  Up to 7% of Fund assets may be invested in cash or cash equivalents.

The Adviser will seek to invest in the securities of hard asset issuers that have strong balance sheets.  The Adviser defines issuers with strong balance sheets as those companies that, if they have corporate debt and it is rated, then it is rated investment grade.  The Adviser considers debt securities to be of investment grade credit quality if they are rated BBB- or higher by Standard & Poor's ("S&P") or Baa3 or higher by Moody's Investors Service ("Moody's").

The Fund is non-diversified under the Investment Company Act of 1940 Act (the "1940 Act"). This means that under the 1940 Act, there are fewer restrictions as to how much the Fund may invest in the securities of any one issuer when compared to a diversified investment company.  Non-diversification is part of the Fund's strategy to focus investments in securities of issuers that the Adviser believes have the most attractive valuation.  Additionally, the Adviser believes the Fund will benefit from a focused strategy because the Adviser is better able to deploy its resources following a smaller focused set of companies rather than risk spreading its resources too thin in an attempt to analyze and monitor a diverse universe of companies.  The Adviser seeks to hold a focused portfolio; own investments for the long-term; and minimize both the Fund’s transaction costs and shareholders’ taxes.

Ethical Investing

The Fund is designed to provide investors with an ethical investment alternative.  The Fund's investments are screened to meet "ethical" criteria, as explained in greater detail below, under environmental, social and corporate governance investing principles.

When making investment decisions the Adviser will consider environmental, social and corporate governance ("ESG") investing principles.  The Adviser believes issuers that are sensitive to environmental, social and corporate governance principles could increase their ability to succeed and prosper in the long-term.  Such principles may include an issuer's overall record of ethical business practices; respect for human rights; respect for the rights of indigenous peoples to preserve their cultures; ethical treatment of animals; fair treatment of employees and effective equal-employment opportunity policies; commitment to the community and charitable giving; respect for the environment and positive environmental protection policies; respect for the rights of investors; timely, transparent and balanced disclosure; and active and independent oversight.  Based on the Adviser's assessment of a company's ESG record, the Adviser will not invest in issuers that, in the Adviser's opinion, have significant involvement in the production or sale of either addictive products, whose abuse can result in substantial health or safety harm including alcohol, gambling and tobacco; military weapons and firearms; nuclear power; or power generated from or biofuels made from food or feed crops.  The Adviser believes no investment will be perfect in meeting all principles, therefore the Adviser will make subjective judgments in deciding which issuers best meet the criteria.  The Adviser may consider a potential investment’s positive progress in addressing social, environmental and corporate governance investing principles or consider its relative performance within an industry.  The Adviser's interpretation and application of social, environmental and corporate governance investing principles are subjective and may evolve over time.

The Adviser may seek to raise operational, financial and social, environmental and corporate governance issues with the management of issuers through proxy voting, dialogue with management and by filing shareholder resolutions, where appropriate.

In order to achieve its investment objective, the Fund may invest without limit in:

•

Equity securities of U.S. and non-U.S. public companies including common stocks, publicly traded limited partnership interests, business trust shares, depositary receipts and rights and warrants to subscribe for the purchase of such equity securities, without regard to market capitalization;

•

Securities issued by Other Funds which themselves invest at least 80% of their assets in the equity securities of hard asset issuers and, subject to the limitations under the Investment Company Act of 1940, instruments that derive at least 80% of their value from, or whose value is linked to, hard assets.

THE FUND’S PRINCIPAL INVESTMENT RISKS

All mutual funds carry a certain amount of risk.  The Fund’s returns will vary and you could lose money on your investment in the Fund.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other government agency.  Also, an investment in the Fund is not a complete investment program.  Below are some specific risks of investing in the Fund.

Ethical Environmental, Social and Corporate Governance Investing Risk.  Since the Adviser will also consider ethical ESG investing principles, it may choose to sell, or not to purchase, investments that are otherwise consistent with the Fund's investment objective and this may negatively impact the relative financial performance of the Fund.

ETF and Investment Company Risks.  Investors in the Fund will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.  The Fund will also incur brokerage costs when it purchases ETFs.  The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities as well as by imperfect correlation between underlying instruments and the index they are intended to track.  In addition, the ETFs and other investment companies in which the Fund invests will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs to track their applicable indices.  The market value of the ETF shares may differ from their net asset value.  This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities.  Accordingly, there may be times when an ETF’s shares trade at a premium or discount to its net asset value.  The Fund may purchase an ETF that suffers a decline in its premium to net asset value or an increase in its discount to net asset value, both of which will adversely affect the Fund's performance.

Foreign Investing Risk.  Because the Fund may invest in American Depositary Receipts ("ADRs") and ETFs that hold foreign stocks and ADRs, it also is subject to foreign investing risk.  While ADRs are traded on U.S. securities exchanges, they may be available through “sponsored” or “unsponsored” facilities.  In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas in an unsponsored arrangement, the foreign issuer assumes no obligations and the depository’s transaction fees are paid directly by the ADR holders.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security.  Foreign investing involves risks not typically associated with U.S. investments.  These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country.  In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets.  Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations.  Foreign accounting practices may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular.  Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

Hard Asset Investment Strategy and Type Risk.  The Fund pursues a hard asset investment strategy.  By investing in securities of hard asset issuers the Fund may underperform other funds which employ a different investment strategy.  Hard asset investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a security judged to be undervalued may actually be appropriately priced or even overvalued.  When the Fund invests in issuers that derive a large portion of their revenue or profit (directly or indirectly) from commodities, energy, industrial metals, physical infrastructure, natural resources, precious metals, real estate and tangible assets the Fund may be exposed to hard asset-related risks.  Hard asset-related risks include production risks caused by unfavorable weather, animal and plant disease, geologic and environmental factors.  Hard asset-related risks also include unfavorable changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.  The value of hard asset-related securities may also be affected by changes in overall market movements, commodity index volatility, changes in interest rates and the global economy.  Various studies have suggested that during certain inflationary periods, hard asset investment strategies have produced above-market returns while producing below-market returns during deflationary periods.  However, there can be no assurance that these patterns will repeat themselves or that a hard asset investment strategy will produce above- or below-market returns in the future dependent upon the level of inflation or deflation.  Additionally, returns from hard assets and hard asset investment strategies may be more volatile than other investment types or investments and other types of investment strategies.

Limited History of Operations. The Fund is a new mutual fund and has a limited history of operation.  In addition, the Adviser has limited experience managing mutual funds.  Mutual funds and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the Adviser's management of individual and institutional accounts.  As a result, investors cannot judge the Adviser by its track record of managing a mutual fund or a similar fund and the Adviser may not achieve its intended result in managing the Fund.

Macro/Tactical Investment Strategy and Type Risk. The Fund pursues a macro/tactical investing strategy. By using a macro/tactical strategy and investment types the Fund may underperform other funds which employ a different investment strategy.  Macro/tactical investing is highly volatile. Securities selected may also be affected by the direction of interest rates, inflation, economic conditions, currencies, equities and/or bonds of various countries and/or globally as well as global commodities changes in overall market movements, commodity index volatility, changes in interest rates and the global economy.

Management Risk.  The Adviser may express its views on the direction of interest rates, inflation, economic conditions, commodities, currencies, equities and bonds on a country-specific or global basis through the Fund's investments . The Adviser's judgments about the attractiveness, value and potential appreciation of particular security in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Non-Diversified Risk.  As a non-diversified fund, the Fund’s portfolio may at times focus on a limited number of investments and will be subject to substantially more investment risk and potential for volatility than a diversified fund.  The Fund’s share price could fall if the Fund is heavily invested in a particular security and the price of that security falls.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

Small Capitalization Risk.  Small-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small-capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or be listed on an exchange and may or may not pay dividends.

PERFORMANCE

Performance information is not presented because the Fund has not yet commenced operations as of the date of this Prospectus.

FEES AND EXPENSES

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee (as percentage of amount redeemed)[1]	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
Management Fee	0.50%
Distribution (12b-1) Fees[2]	0.00%
Other Expenses[3]	6.00%
Acquired (Underlying) Fund Fees and Expenses[4]	0.01%
Total Annual Fund Operating Expenses	6.51%
Expense Waiver and Reimbursements[5]	(5.52)%
Total Annual Fund Operating Expenses after Waiver and Reimbursements	0.99%

1 The Fund charges a 1% redemption fee, of the amount redeemed, on shares held less than 30 days.  A wire transfer fee of $20 will be charged to defray custodial charges for redemptions paid by wire transfer.

2 The Fund has adopted a 12b-1 plan under which the Fund may pay distribution and shareholder servicing fees of up to 0.25% of Fund net assets.  This 12b-1 plan is not currently active as the Trustees have resolved to charge no 12b-1 fees for at least 12 months following the effective date of this Prospectus.  However, the 12b-1 plan may be activated at some future date upon Trustee approval.

 3 Other expenses are estimated except for administration expenses.  Under an Administrative Services Agreement between the Adviser and the Fund, the Adviser has agreed to provide certain management support and administrative oversight services to the Fund in exchange for the payment of an annual administration fee equal to 0.50% of the Fund’s average net assets.  For more information, please see “Management of the Fund” in this Prospectus.

4 Acquired Fund Fees and Expenses are the indirect costs of investing in other mutual funds ("Underlying Funds"). The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses after Waiver and Reimbursements in this Fee Table will not correlate to the expense ratios in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Underlying Funds.  Because the fund is new, these expenses are estimated.

5 The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until [___ _], 2010 to ensure that Total Annual Operating Expenses after Waiver and Reimbursements (excluding the taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses or extraordinary expenses such as litigation) do not exceed 0.98%.  The Trustees may terminate this agreement with [60] days notice.  The Fund does not expect to incur interest expense during its first year of operation.  Amounts waived and/or reimbursed may be recovered by the Adviser within three years upon Trustee approval and if such recoupment can be achieved within the foregoing expense limits.  To the extent the Fund incurs expenses that are excluded from the expense deferral and reimbursement agreement, shareholders will bear expenses higher than 0.98%.

EXPENSE EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the expense limitation agreement is not renewed after its initial term.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$[__]	$[____]

OTHER INFORMATION ABOUT THE FUND

The investment objective of the Fund may be changed without shareholder approval.  Information about the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is included in the Statement of Additional Information.

THE FUND’S INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term capital growth.  The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days written notice to shareholders.

ADVISER'S PRINCIPAL INVESTMENT STRATEGIES

Commodities, Energy, Industrial Metals, Natural Resources, Physical Infrastructure, Precious Metals, Real Estate and Tangible Asset Industries.  If the Fund makes significant investments in issuers in these industries, including open end and closed end funds and exchange traded funds and instruments that derive their value from these hard assets, the Fund’s performance would be closely linked to their performance.  Thus, poor performance of issuers in these industries or the occurrence of events that adversely affect these industries or hard assets could have a significant adverse effect on the Fund.  The Adviser will sell a security if its price objective has been met, better investment opportunities are available or if its investment expectations are not being met.

Certain Instruments That Derive Their Value From Hard Assets

Structured Securities.  The Fund may seek investment exposure to certain hard asset sectors through structured securities which may be exchange traded or trade in the over the counter market.  These notes may have interest and/or principal payments which are linked to changes in the price level of certain hard assets or to the price performance of certain hard asset equity sectors or indices.  Typically, a structured security will link the level of its interest and or principal to a contract which provides for one-to-one payouts or value changes with respect to the change in the underlying reference hard asset, such as the price of gold.  However, such contracts may also provide for a leveraged (higher that one-to-one) or inverse (opposite the price change of the underlying reference hard asset) payout.  Structured securities are subject to specialized risks.  The value of a structured security may be influenced by time to maturity, level of supply and demand for this type of note, interest rate and commodity market volatility, changes in the issuer's credit quality rating, and economic, legal, political, or geographic events that affect the referenced commodity.  The Fund may also be exposed to increased transaction costs when it seeks to sell such securities in the secondary market.

ETFs.  The Fund may seek investment exposure to certain hard asset sectors through ETFs.  The ETFs the Fund will buy typically hold a portfolio of securities or contracts designed to track a particular hard asset market segment or index.  Such tracking of a hard asset market segment or index may be on a one-to-one, leveraged or even inverse basis.  Additionally, the ETFs in which the Fund invests may hold a combination of equity securities, structured notes and derivatives such as swaps, options and futures based upon or linked to hard asset issuers, indices or hard asset price levels.  The Fund could also purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly.  The risks of owning an ETF generally reflect the risks of owning the underlying securities or indices they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities or indices and ETFs have management fees that increase their costs versus the costs of owning the underlying securities or contracts directly.  ETFs in which the Fund might invest include, among others : SPDR® Gold Trust or Market Vectors-Gold Miners ETF.

No Limitations on Sector, Limitations on Geography.  The Fund may invest, without limitation, in any one or more hard asset sectors and is not required to invest a minimum portion of its assets in any one hard asset sector.  The Fund may invest more than 25% of its total assets in one country outside the United States.

If a percentage restriction described in this Prospectus is adhered to at the time of investment, a later increase or decrease in percentage resulting from change in values of portfolio securities or amount of net assets will not be considered a violation of the foregoing restrictions.

Environmental, Social and Governance Principles.  The Adviser seeks to fulfill the Fund's environmental, social and governance ("ESG") investing principles primarily through the use of both negative and affirmative screens.  To achieve its social investing goals, the Adviser seeks to screen out companies it believes have significant percentage of sales and involvement in the production or sale of either addictive products, whose abuse can result in substantial health or safety harm including alcohol, gambling and tobacco; military weapons and firearms; or nuclear power.  To achieve its environmental investment goals, the Adviser seeks to screen out companies that it believes have significant percentage of sales and involvement in the generation or sale of power from food or feed crops, or make biofuels from consumable food or feed crops.  To achieve its corporate governance investing goals, the Adviser seeks to invest in companies that have at least one or more of the following corporate governance standards: majority voting for board seats; proportional voting of shares (no super voting or non-voting shares); no anti-takeover measures solely for the purpose of alienating shareholder rights and entrenching management; corporate compliance, conduct and ethics programs; all directors attend at least 75% of the board meetings; and no bundling of voting issues for the purpose of tying issues; and serious consideration of shareholders proposals and advisory proposals that receive a majority vote.  The Adviser may seek to raise ESG issues through proxy voting, dialogue with management and by filing shareholder resolutions.  If such shareholder activism does not produce satisfactory results, the Adviser will dispose of investments in companies who have not modified their ESG policies.  However, the Fund may continue hold to these investments to allow the Adviser adequate time to sell the security or securities in a commercially reasonable manner at an attractive price.  Additionally, the Adviser reviews a company’s annual reports, press releases, websites or other publicly available information sources as well as discussions with management and industry sources for positive affirmation that a company generally operates consistently with the Fund's ESG principles.

HOW TO BUY SHARES

OPENING AN ACCOUNT

The Fund is a series of SGM Funds and you may purchase shares directly from SGM Funds.  You also may purchase shares through a brokerage firm or other intermediary that has contracted with SGM Funds to sell shares of the Fund.  You may be charged a separate fee by the brokerage firm or other intermediary through whom you purchase shares.

If you are investing directly in a Fund for the first time, please call the Fund’s transfer agent at 1-877-743-7820 to request a Shareholder Account Application.  You will need to establish an account before investing.  Be sure to sign up for all the account options that you plan to take advantage of.  If you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application.  Doing so when you open your account means that you will not need to complete additional paperwork later.

Your investment in the Fund should be intended as a long-term investment vehicle.  The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market.  The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading.  The Fund also reserves the right to stop offering shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We also may ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

If you have any questions regarding the Fund, please call 1-877-743-7820.

PURCHASING SHARES

You may buy shares on any business day.  This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange ("NYSE") is closed, including the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Shares of the Fund are sold at net asset value (“NAV”) per share.  The NAV generally is calculated as of the close of trading on the NYSE every day the NYSE is open.  The NYSE normally closes at 4:00 p.m. Eastern time (“ET”).  A Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

If you are purchasing directly from SGM Funds, send the completed Shareholder Account Application and a check payable to the Fund in which you are investing to the following address:

SGM Funds

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147-4403

Purchases orders received in “proper form” by the Fund’s transfer agent before the close of trading on the NYSE will be effective at the NAV next calculated after your order is received.

To be in proper form, the purchase order must include:

•

Fund name and account number;

•

Account name(s) and address;

•

The dollar amount or number of shares you wish to purchase.

On occasion, the NYSE closes before 4:00 p.m. ET.  When that happens, purchase orders received after the NYSE closes will be effective the following business day.  The Fund may limit the amount of purchases and refuse to sell to any person.

Method of Payment.  All purchases (both initial and subsequent) must be made in U.S. dollars and checks must be drawn on U.S. banks.  Cash, credit cards and third party checks will not be accepted.  Third party checks and checks drawn on a non-U.S. financial institution will not be accepted, even if payment may be effected through a U.S. financial institution.  Checks made payable to any individual or company and endorsed to SGM Funds or the particular Fund are considered third-party checks.

A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons.  If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase.  If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase.  The Fund (or a Fund agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price.  Any profit on such cancellation will accrue to the Fund.

If you choose to pay by wire, you must call the Fund's transfer agent, at 1-877-743-7820 to set up your account, to obtain an account number, and obtain instructions on how to complete the wire transfer.

Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business.  A wire purchase will not be considered made until the wired money and the purchase order is received by the Fund.  Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or its transfer agent.  The Fund presently does not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

MINIMUM INVESTMENTS

The minimum initial investment is $2,500.  If you open an IRA account, the minimum initial investment is $2,500.  You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund.  Subsequent investments must be at least $1,000.

The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts.  Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution.  To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, brokerage firm or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

For accounts sold through brokerage firms and other intermediaries, it is the responsibility of the brokerage firm or intermediary to enforce compliance with investment minimums.

OTHER PURCHASE INFORMATION

If your wire does not clear, you will be responsible for any loss incurred by the Fund.  If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred.  You may be prohibited or restricted from making future purchases in the Fund.

The Fund may authorize certain brokerage firms and other intermediaries (including their designated correspondents) to accept purchase and redemption orders on its behalf.  The Fund is deemed to have received an order when the authorized brokerage firm or other intermediary (including their designated correspondents) receives the order, and the order is processed at the NAV next calculated thereafter.  It is the responsibility of the brokerage firm or other intermediary to transmit orders promptly to the Fund's transfer agent.

MARKET TIMING POLICIES

SGM Funds discourage frequent purchases and redemptions of Fund shares, commonly referred to as market timing.  Additionally, SGM Funds does not accommodate frequent purchases and redemptions of Fund shares.  Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges, if available, in an attempt to profit from short term market movements. Market timing may result in dilution of the value of a Fund’s shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.  Any frequent trading of Fund shares may interfere with efficient management of a Fund’s portfolio to a greater degree than funds that invest in only highly liquid securities, in part because a Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests.  Any successful price arbitrage also may cause dilution in the value of Fund shares held by other shareholders.

The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing.  This policy applies to all Fund shareholders.  While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.  Certain accounts called “omnibus accounts” include multiple shareholders.  Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day.  That is, purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by a Fund.  The netting effect often makes it more difficult for a Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.  If brokers maintain omnibus accounts with the Fund, they will provide shareholder transaction information, to the extent known by the broker, to the Fund upon request.  If the Fund becomes aware of market timing in an omnibus account it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity and will terminate the omnibus relationship if market timing continues.

The Fund reserves the right to reject any purchase order, within 3 days of receipt, for any reason, including purchase orders that it does not think are in the best interest of the Fund and its shareholders or if the Fund thinks trading is abusive.  Additionally, the Fund may give a shareholder a warning to stop all suspected market timing activities.  Subsequently, if the Fund determines that marketing exists and/or persists, the shareholder will be notified that their account is being closed due to market timing activities and the proceeds from the account will be sent to the shareholder.

HOW TO REDEEM SHARES

REDEEMING SHARES

The Fund will not make checks or federal wire transfers payable to any person other than the shareholder(s) of record or a financial intermediary for the benefit of the shareholder(s) of record.  If your purchase of Fund shares was made by check, redemption proceeds will not be paid until the purchase check has cleared, which may take up to 15 days.  You may redeem your shares on any business day.  Redemption orders received in proper form by the Fund's transfer agent or by a brokerage firm or other intermediary selling Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be processed at that day’s NAV.  Your brokerage firm or intermediary may have an earlier cut-off time.

Proper form means your request for redemption must:

•

Include the Fund name and account number;

•

Include the account name(s) and address;

•

State the dollar amount or number of shares you wish to redeem; and

•

Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request.  The Fund may also require that signatures be guaranteed for redemptions of $50,000 or more.  Signature guarantees are for the protection of shareholders.  You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.  All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp.  For joint accounts, both signatures must be guaranteed.  Please call the transfer agent at 1-877-743-7820 if you have questions regarding signature guarantees.  At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

Shares of the Fund may be redeemed by mail or telephone.  You may receive redemption payments in the form of a check or federal wire transfer.  A wire transfer fee of $20 may be charged to defray custodial charges for redemptions paid by wire transfer.  Any charges for wire redemptions will be deducted from your account by redemption of shares.  If you redeem your shares through a brokerage firm or other intermediary, you may be charged a fee by that institution.

REDEEMING BY MAIL

You may redeem any part of your account in the Fund by mail at no charge.  Your request, in proper form, should be addressed to:

SGM Funds

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147-4403

TELEPHONE REDEMPTIONS

You may redeem any part of your account in the Fund by calling the transfer agent at 1-877-743-7820.  You must first complete the Optional Telephone Redemption section of the investment application to institute this option.  The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine.  However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions.  Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time.  During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although the transfer agent has never experienced difficulties in receiving and responding to telephone requests for redemptions in a timely fashion.  If you are unable to reach the Fund by telephone, you may request a redemption by mail.

REDEMPTIONS-IN-KIND

Generally, all redemptions will be for cash.  However, if you redeem shares worth more than $250,000 or 1% of the value of the Fund’s assets, the Fund reserves the right to pay all or part of your redemption proceeds in readily marketable securities instead of cash under unusual circumstances in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder.  If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV.  This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.  In the event that an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.  You will also be exposed to market risk until such time that the securities received are converted into cash.

ADDITIONAL REDEMPTION INFORMATION

If you are not certain of the redemption requirements, please call the transfer agent at 1-877-743-7820.  Redemptions specifying a certain date or share price cannot be accepted and will be returned.  You will be mailed the proceeds on or before the seventh day following the redemption.  You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.  Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission (“SEC”), the Fund may suspend redemptions or postpone payment dates.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require that you to redeem all of your shares in the Fund upon 30 days written notice if the value of your shares in the Fund is less than $2,500 due to redemption, or such other minimum amount as the Fund may determine from time to time.  You may increase the value of your shares in the Fund to the minimum amount within the 30-day period.  All shares of the Fund also are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences to you and about which you should consult your tax adviser.

DISTRIBUTION PLAN

The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares.  These are called “Rule 12b-1 Fees.”  Rule 12b-1 Fees are paid to brokerage firms and other intermediaries as compensation for expenses incurred in the sale of Fund shares and for services provided to shareholders.  Payments are not tied to actual expenses incurred.  Shareholders of each Fund pay annual 12b-1 Fee of up to 0.25% of average net assets.  Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.  The 12b-1 plan is not currently active and consequently, no 12b-1 Fees are being charged to shareholders.  However, upon Trustee approval shareholders would incur additional expenses of up to 0.25% of Fund net assets.

VALUING FUND ASSETS

The Fund's assets are generally valued at their market value using market quotations.  The Fund may use pricing services to determine market value.  If market prices are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Fund’s assets at their fair value according to policies approved by and under supervision of the Fund's Board of Trustees.  If trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors.  Securities trading on overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders.  Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.  The Fund may invest in open-end and closed-end investment companies, as well as ETFs.  The Fund’s NAV is calculated based, in part, upon the NAV of the underlying investment companies and ETFs in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Fund will not make checks or federal wire transfers payable to any person other than the shareholder(s) of record or a financial intermediary for the benefit of the shareholder(s) of record.  The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders.  The Fund distributes, or will distribute, dividends and capital gains annually, and expects that distributions will consist primarily of capital gains.  These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund.  Reinvested dividends and distributions receive the same tax treatment as those paid in cash.  If you are interested in changing your election, you may call the Fund's transfer agent at 1-877-743-7820 or send a written notification to:

SGM Funds

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

TAXES

In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events.  Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold.  Any tax liabilities generated by your transactions or by receiving distributions are your responsibility.  You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.  The Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year.  If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.  Because each investor’s tax circumstances are unique, please consult with your tax adviser about your investment.

MANAGEMENT OF THE FUND

SGM Fund Management LLC, 1165 Park Avenue, New York, NY 10128, is the Fund’s investment adviser.  The Adviser provides research, security selection, trading and overall portfolio management services to the Fund.  Founded in 2008, the Adviser was formed for the purpose of managing investment companies.  The Adviser has limited experience managing registered investment companies.

Steven G. Mandis has been the portfolio manager responsible for the day-to-day investment management of the Fund since its inception.  Mr. Mandis is founder, President, Chief Compliance Officer and Chief Investment Officer of the Adviser.  Mr. Mandis is also Trustee, President, Treasurer and Chief Compliance Officer of SGM Funds.  Mr. Mandis has been Chief Investment Officer of the Adviser since the Adviser’s inception in 2008.  From 2004-2008, Mr. Mandis was Co-Founder, Chief Executive Officer and Chief Investment Officer of Halcyon Structured Asset Management L.P. ("HSAM"), a $5.5 billion in assets under management, SEC-registered investment adviser based in New York City.  In addition, Mr. Mandis served on the Board of Directors and Risk Management Committees of Halcyon Asset Management LLC ("HAM"), a $3.5 billion in assets under management, SEC-registered investment adviser and Halcyon Asset-Backed Advisers L.P. ("HAA"), a $500 million in assets under management, SEC-registered investment adviser (HSAM, HAM, HAA and affiliates collectively, "Halcyon").  Prior to joining Halcyon, Mr. Mandis, who had worked at Goldman, Sachs & Co. ("Goldman Sachs") since 1992, acted as a portfolio manager in its Special Situations Investing Group, a multi-billion dollar proprietary investing area within Goldman Sachs' Fixed Income Division. Before joining the Fixed Income Division, Mr. Mandis worked in Goldman Sachs' Principal Investment Area and Mergers & Acquisitions Department.  Mr. Mandis received a B.A. with Honors from The University of Chicago.

The Fund's Statement of Additional Information provides information about the compensation received by the portfolio manager, other accounts managed by the portfolio manager and ownership of Fund shares.

The Fund is authorized to pay the Adviser a management fee equal to 0.50% of its average daily net assets and an administration fee equal to 0.50% of its average daily net assets.  A discussion regarding the basis of the Board of Trustees’ approval of the Investment Advisory Agreement with SGM Fund Management LLC will be available in the Fund's next annual or semiannual report to shareholders.  The Fund may also pay the Adviser a 12b-1 fee equal to 0.25% of its average daily net assets for distribution and shareholders servicing.  However, as of the effective date of this Prospectus, the 12b-1 Plan is not active and no 12b-1fees are deducted from Fund assets.

The Adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until [______ _], 2010, to ensure that Net Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 0.98% of the Fund’s average daily net assets.  Only the Trustees may terminate this contractual agreement.  Fee deferrals and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been deferred or reimbursed) upon Trustee approval if such recoupment can be achieved within the foregoing expense limits.  Fee deferral and reimbursement arrangements can decrease the Fund’s expenses and boost its performance

In addition to Rule 12b-1 Fees which may be paid by the Fund, the Adviser may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

SHAREHOLDER STATEMENTS AND REPORTS

SGM Funds or your brokerage firm or other intermediary will send you transaction confirmation statements and quarterly account statements.  Please review these statements carefully.

To reduce expenses and conserve natural resources, SGM Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or SGM Funds reasonably believes they are members of the same family.  If you would like to receive separate mailings, please call 1-877-743-7820 and SGM Funds will begin individual delivery within 30 days after SGM Funds receives your instructions.

You will receive a financial report from the Fund twice a year, generally in early March and September.  In addition, you may periodically receive proxy statements and other reports.

Electronic copies of financial reports and prospectuses are available.  To participate (or end your participation) in SGM Funds' electronic delivery program, please complete the appropriate section of the Shareholder Account application or call 1-877-743-7820.

PRIVACY POLICY

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects.  The Fund collects the following nonpublic personal information about you:

•

Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•

Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses.  The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information they collect, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

SGM ETHICAL GLOBAL HARD ASSET ALLOCATION FUND

Adviser	SGM Fund Management LLC 1165 Park Avenue New York, NY 10128
Legal Counsel	Thompson Hine LLP 312 Walnut Street, 14th Floor Cincinnati, Ohio 45202-4089
Transfer Agent	Mutual Shareholder Services 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147
Custodian	Huntington National Bank 41 South High Street Columbus, Ohio 43215

FOR MORE INFORMATION

Several additional sources of information are available to you.  The Statement of Additional Information (“SAI”), incorporated into this Prospectus by reference (and therefore legally a part of this Prospectus), contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund's affiliates.  Annual reports will and semi-annual reports may contain management’s discussion of market conditions and investment strategies that significantly affected the performance results as of the Fund as of the latest semi-annual or annual fiscal year end.

Call SGM Funds at 1-877-743-8720 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries.  [The Prospectus and SAI may viewed and downloaded by visiting www.sgmfunds.com].

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission Public Reference Room in Washington, D.C.  Call the SEC at 1-202-551-8090 for room hours and operation.  You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street N.E., Washington, D.C. 20549-0102.

Investment Company Act File No. 811-22247

SGM FUNDS

SGM ETHICAL GLOBAL HARD ASSET ALLOCATION FUND

a series of SGM Funds

STATEMENT OF ADDITIONAL INFORMATION

[_______ __], 2009

This Statement of Additional Information (“SAI”) is not a prospectus.  It should be read in conjunction with the Prospectus for the SGM Ethical Global Hard Asset Allocation Fund dated [____ _], 2009.  A copy of the Fund's Prospectus, Annual Report (when first issued) and Semi-Annual Report (when first issued) can be obtained at no charge by writing the transfer agent, Mutual Shareholder Services, LLC, at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4003, or by calling 1-877-743-7820.  The Fund's Prospectus is incorporated by reference into this SAI.

TABLE OF CONTENTS

Description of the Trust and the Fund
Additional Information About the Fund's Investments
Investment Strategies and Risks
Investment Restrictions
Management of the Fund
Code of Ethics
Distribution Plan
Control Persons and Principal Holders of Securities
Control Persons
Management Ownership
Investment Advisory and Other Services
Investment Adviser
Custodian
Fund Services
Independent Registered Public Accounting Firm
Brokerage Allocation and Other Practices
Disclosure of Portfolio Holdings
Determination of Share Price
Redemption In-Kind
Tax Consequences
Proxy Voting Policies and Procedures
Financial Statements
Investment Adviser's Proxy Voting Policies and Procedures

DESCRIPTION OF THE TRUST AND FUND

The SGM Ethical Global Hard Asset Allocation Fund (the "Fund") was organized as a non-diversified series of SGM Funds (the “Trust”) on [____ _], 2009 and has not commenced operations as of the date of this SAI.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2008 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is one of two series currently authorized by the Trustees. The investment adviser to the Fund is SGM Fund Management LLC (the “Adviser”).

The Fund does not issue share certificates.  All shares are held in non-certificated form registered on the books of the Fund and the transfer agent for the account of the shareholder.  Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.  In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series.  Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust.  The Trust does not hold an annual meeting of shareholders.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns.  All shares of the Fund have equal voting rights and liquidation rights.  The Agreement and Declaration of Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected.  All shares of a Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Prospectus.  For a description of the methods used to determine the share price and value of the Fund's assets, see “How to Buy Shares – Purchasing Shares” and "Valuing Fund Assets" in the Prospectus and “Determination of Share Price” in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

Investment Strategies and Risks

All principal investment strategies and risks are discussed in the Prospectus.  This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Risk/Return Summary in the Prospectus.  Additional non-principal strategies and risks also are discussed here.

Certificates of Deposit and Bankers’ Acceptances

The Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Closed-End Investment Companies

The Fund may invest its assets in "closed-end" investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are usually then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR.  Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company.  Many of the risks described below regarding foreign securities apply to investments in ADRs.

Emerging Markets Securities

The Fund may purchase exchange-traded funds ("ETFs") and closed end funds that invest in emerging market securities.  Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Equity Securities

Equity securities consist of common stock, convertible preferred stock, rights and warrants.  Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.  Warrants are options to purchase equity securities at a specified price for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.  Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser.  As a result, the return and net asset value of the Fund will fluctuate.  Securities in the Fund’s portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time.  Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Exchange Traded Funds

The Fund may invest in a range of exchange-traded funds.  ETFs may include, but are not limited to, Standard & Poor’s Depositary Receipts ("SPDRs"), DIAMONDS,SM  Nasdaq-100 Index Tracking Stock ("QQQs"), iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 50 and streetTRACKS.  Additionally, the Fund may invest in new exchange traded shares as they become available.

SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to closely track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price IndexTM ("S&P 500 Index").  SPDRs trade on the American Stock Exchange ("AMEX") under the symbol SPY.  The value of SPDRs fluctuates in relation to changes in the value of the underlying portfolio of common stocks.  A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY.  DIAMONDS represent an investment in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holding consists of the 30 component stocks of the Dow.  The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the Dow Index.  The DIAMONDS Trust’s shares trade on the AMEX under the symbol DIA.  QQQs represent ownership in the Nasdaq-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Nasdaq 100 Index by holding shares of all the companies on the Index.  Shares trade on the AMEX under the symbol QQQ.  The iShares are managed by Barclays Global Investors, N.A. ("Barclays").  They track different indexes, including sector/industry indexes (such as the S&P Financial Sector Index), bond indexes (such as the Lehman Brothers U.S. Aggregate Index and the Lehman 1-3 Year Treasury Bond Index) and international indexes (such as the S&P Europe 500 Index). Each iShares international ETF represents a broad portfolio of publicly traded stocks in a selected country.  Each iShares international ETF seeks to generate investment results that generally correspond to the market yield performance of a given Morgan Stanley Capital International ("MSCI") Index.  Barclays, a provider of fixed income ETFs, offers iShares fixed income ETFs that track a particular Lehman Brothers' bond index.  ETFS (both stock and fixed income) are subject to all of the common stock risks, and the international iShares are subject to all of the foreign securities risks described above.  Investments in SPDRs, DIAMONDS, QQQs and iShares are considered to be investment companies, see "Investments in Other Investment Companies" below.

When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which the Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Fund's Adviser believes it is in the Fund's interest to do so.  The Fund's ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended, which provides that the ETFs will not be obligated to redeem shares held by the Portfolio in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Fund believes that, in the event of the termination of an underlying ETF it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent the Fund invests in a sector product, the Fund will be subject to the risks associated with that sector.

Foreign Securities

Foreign securities may be trading in domestic markets through an American Depositary Receipt.  Purchases of foreign equity securities entail certain risks.   For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.  Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty  in  enforcing  contractual obligations,  delays  in  settlement  of securities transactions and  greater  price  volatility.   In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Illiquid and Restricted Securities

The Fund will not invest in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")); securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers); securities that have not been registered under the Securities Act and are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market; financial instruments typically referred to as "off-the-run" or "below-the-radar" or "obscure"; financial instruments that would require what is typically referred to as "direct origination" or "resource intensive or difficult to identify or source or structure or acquire or close or monitor"; financial instruments that require what is typically referred to as "special relationships with the market participants (including broker-dealers, commercial banks, proprietary sourcing and servicing network) to be offered the opportunity to purchase the security" or "infrastructure to source or structure or close"; structured credit products such as collateralized loan obligations (CLOs) or collateralized debt obligations (CDOs) or their tranches; trade claims acquired through call centers; second lien loans; asset-based instruments related to tax-exempt issuers, royalty interests and specialized equipment leases and financial instruments typically referred to as "privately negotiated transactions".  Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.  In the event that a security becomes illiquid, the Adviser will evaluate and monitor the liquidity status of the security and take actions consistent with the best interests of Fund shareholders including disposing of the security.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc.

Under guidelines adopted by the Trust's Board, the Fund's Adviser may determine that particular Rule 144A securities issued in reliance on the private placement exemption from registration under the Securities Act are liquid even though they are not registered.  A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer.  Rule 144A securities that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Indexed Securities

The Fund may purchase indexed securities consistent with its investment objectives.  Indexed securities are those, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators.  Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad.  Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Indexed securities may be more volatile than the underlying instruments.  Certain indexed securities that are not traded on an established market may be deemed illiquid.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) typically insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.  The deposit insurance limit may be reduced by the FDIC.  If reduced, the Fund will reduce its per-bank investment limit accordingly so that it remains fillu insured.

Investment Company Securities

The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940, as amended and the Fund's investment objectives.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, the Fund becomes a shareholder of that investment company.  As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund's own operations.

Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, the Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual funds), but may not own more than 3% of the outstanding voting stock of any one investment company (the "3% Limitation") or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions:  when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the share s held by the Fund in the same proportion as the vote of all other holders of such security. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

In addition, a Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned for any purpose including recalling the lent securities so that the Fund may exercise its voting rights, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Options

The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio and to generate income or gain for the Fund.  The ability of the Fund to successfully utilize options will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured.  The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

The Fund may write (sell) covered call options and covered put options and purchase call and put options.  The purpose of engaging in options transactions is to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund's net asset value per share and to generate additional revenues.

A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium.  A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period.  If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller's obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.  Call options on securities which the Fund sells (writes) may be covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a security, will maintain a segregated account with the Fund’s custodian consisting of liquid debt obligations equal to the market value of the option, marked to market daily.  When the Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price.  At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period.  Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller.  If such an option expires unexercised, the seller realizes a gain equal to the premium received.  Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period.  If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.

When the Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period.  To cover a put option, the Fund deposits U. S. government securities (or other high-grade debt obligations) in a segregated account at its custodian.  The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. The Fund maintains the segregated account so long as it is obligated as the seller. The obligation of the Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the Fund.  The Fund's gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. The Fund's potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. Although the Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the Fund's ability to detect the movement in the security's price and to execute a closing transaction at the appropriate time.

The Fund will write options on such portion of its portfolio as the Adviser determines is appropriate in seeking to attain the Fund’s objective.  The Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Fund can effect a closing purchase transaction if it desires to close out its position.  Consistent with the investment policies of the Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security.  Effecting a closing purchase transaction will permit the Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

The Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities.  The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, the Fund would normally terminate the call position.  The purchase of both put and call options involves the risk of loss of all or part of the premium paid.  If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the Fund will experience a loss on the option contract equal to the deficiency.

The Fund may invest in option contracts to gain investment exposure to certain hard asset sectors such as gold or oil or to gain exposure to hard asset issuers.  In addition to adverse price changes, the Fund's investment in these instruments is also subject to the following specialized risks.

Correlation or Tracking Risk:  Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an option and price movements of other hard asset investments with economic exposure to the same commodities.

Leverage Risk:  Options include elements of leverage and, accordingly, the fluctuation of the value of option contracts in relation to the underlying asset may be magnified.  The successful use of options depends upon a variety of factors, particularly the ability of the Adviser to predict movements in the price of commodities and of the securities markets, which requires different skills than predicting changes in the prices of individual securities.

Loss Risk:  Options strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the hard asset represented by the option.  However, these strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the underlying hard assets.

[Preferred Stock

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity.  The risks of preferred stocks are a lack of voting rights and the Adviser may incorrectly analyze the security, resulting in a loss to the Fund.  Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund.  Preferred stock may also be convertible in the common stock of the issuer.  Convertible securities may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. A convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.]

Repurchase Agreements

The Fund may invest in fully collateralized repurchase agreements.  A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase).  Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  Therefore, a repurchase agreement is considered a loan collateralized by the underlying securities.  In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value.  However, the Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy.  The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.   The Fund will not enter into a repurchase agreement with a term of more than seven days.  Under normal circumstances the Fund may invest up to 25% of the Fund's net assets in fully collateralized repurchase agreements.  However, the Fund may hold all or a portion of its assets in cash equivalents (such as repurchase agreements) pending investment, when investment opportunities are limited, or in anticipation of, or in an attempt to respond to, adverse market, economic, political or other non-normal conditions.

Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price.  Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Adviser believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is that the Adviser might miscalculate their value resulting in a loss to the Fund. Another risk is the underlying common stock may not reach the Adviser's anticipated price within the life of the right.

Royalty Trusts

The Fund may invest in publicly traded royalty trusts.  Publicly traded royalty trusts are special purpose financing vehicles organized as investment trusts created to make investments in operating companies or their cash flows.  Publicly traded royalty trusts buy the right to royalties on the production and sales of a natural resource company.  Income and cash flows generated by a publicly traded royalty trust are passed directly to investors in the form of dividends or the return of invested capital.  Examples of publicly traded royalty trusts include BP Prudhoe Bay Royalty Trust, Cross Timbers Royalty Trust and Williams Coal Seam Gas Royalty Trust.  The yield generated by a publicly traded royalty trust is not guaranteed and because developments in the oil, gas and natural resources markets will affect payouts, could be volatile.  For example, the yield on a publicly traded oil royalty trust can be affected by changes in production levels, natural resources, political and military developments, regulatory changes and conservation efforts.  In addition, natural resources are depleting assets.  Eventually, the income-producing ability of the publicly traded royalty trust will be exhausted, at which point the trustees may choose to liquidate, or will attempt to raise or retain funds to make new acquisitions.  The purchase of new assets can depress current income and increase the risk that the new property is of lower quality than the property held by the trust.  Generally, higher yielding publicly traded trusts have less time until depletion of proven reserves.

[U.S. Government Securities

The Fund may invest in U.S. government securities.  These securities must be backed by the credit of the government as a whole.  U.S. Treasury bonds, notes, and bills are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities.

The Fund's investments in U.S. Government securities may include agency step-up obligations.  These obligations are structured with a coupon rate that "steps-up" periodically over the life of the obligation.  Step-up obligations may contain a call option, permitting the issuer to buy back the obligation upon exercise of the option.  Step-up obligations are designed for investors who are unwilling to invest in a long-term security in a low interest rate environment.  Step-up obligations are used in an attempt to reduce the risk of a price decline should interest rates rise significantly at any time during the life of the obligation.  However, step-up obligations also carry the risk that market interest rates may be significantly below the new, stepped-up coupon rate.  If this occurs, the issuer of the obligation likely will exercise the call option, leaving investors with cash to reinvest.  As a result, these obligations may expose the Fund to the risk that proceeds from a called security may be reinvested in another security paying a lower rate of interest.]

Warrants

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time.  The risk in investing in warrants is the Adviser might miscalculate their value, resulting in a loss to the Fund.  Another risk is the warrants will not realize their value because the underlying common stock does reach the Adviser's anticipated price within the life of the warrant.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Fund's custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund subsequently may be required to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, The Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Investment Restrictions

Fundamental Investment Limitations.  The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.  As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of a Fund means the lesser of:  (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

1.  Borrowing Money.  The Fund will not borrow money, except from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.

2.  Senior Securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.  Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  The Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  The Fund will not make loans to other persons, except:  (a) by loaning portfolio securities, the aggregate value of which will not at any time exceed one-third of the total assets of the Fund; or (b) by engaging in repurchase agreements.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.  Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry or group of industries.  The Fund will not invest 25% or more of its total assets in any investment company that concentrates in a particular industry or group of industries.  The Fund may invest (directly or indirectly through another investment company) more than 25% of its total assets in a single foreign country.  These limitations are not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental.  The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.  Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above which are limited to 5% of the Fund’s total assets at the time when the borrowing is made.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.  Borrowing.  The Fund will not purchase any security while borrowings are outstanding.

3.  Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, or futures contracts.

4.  Illiquid Investments.  The Fund will not invest in illiquid securities.  However, if more than 15% of Fund assets (defined as net assets plus the amount of any borrowing for investment purposes) become illiquid (after purchase), the Fund's investment adviser will reduce illiquid assets such that they do not represent more than 15% of Fund assets, subject to timing and other considerations which are in the best interests of the Fund and its shareholders.

5.  Hard Asset Investments.  The Fund has adopted a policy to invest at least 93% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in securities of hard asset issuers, as defined in the then current Prospectus.  Shareholders of the Fund will be provided with at least 60 days prior notice of any change in the Fund’s policy.   The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type:  “Important Notice Regarding Change in Investment Policy.”  The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

6.  Merger, Special Situations, Relative Value, Distressed, Event-Driven, Multi-Strategy, Selected Specialized Credit and Absolute Return Strategies and Investment Types.  The Fund will not invest in securities selected under a (1) Merger, (2) Special Situations, (3) Relative Value, (4) Distressed, (5) Event-Driven, (6) Multi-Strategy, (7) Selected Specialized Credit and (8) Absolute Return Strategies and Investment Types (collectively "Strategies").  The Fund defines Merger Strategies as an investment in a target or acquiring company in anticipation of, rumor of or involvement in a merger or takeover.  However, the Fund is not required to dispose of the securities of a company solely because it becomes or is rumored to be the target or acquiring company in a merger or takeover transaction.  The Fund defines Special Situations as the purchase of securities of a company anticipated to be or engaged in a significant corporate event, announcement, restructuring or re-evaluation by the investment community.  However, the Fund is not required to dispose of securities of a company solely because the company becomes involved in a restructuring or significant corporate transaction or re-evaluation.  The Fund defines Relative Value as exploiting pricing inefficiencies between related securities that are mispriced or purchasing a security while simultaneously engaging in some sort of hedging strategy to protect against market or industry related risk.  The Fund defines Distressed as the purchase of securities trading at discounts to their value because of bankruptcy or potential for bankruptcy.  However, the Fund is not required to dispose of the securities of a company because it may or has entered bankruptcy.  The Fund defines Event-Driven as an investment based upon an unusual or non-recurring company-specific event or development rather than general business conditions or movements of the equity market as a whole.  Unusual or non-recurring company-specific events include a publicly announced takeover, tender offer, leveraged buyout, spin-off, carve-out, liquidation, litigation, regulatory change or other corporate reorganization.  However, the Fund is not required to dispose of the securities of a company solely because it becomes the subject of the events described above. The Fund defines Multi-Strategy as diversification of many investment strategies to reduce risk including incubating sub-strategies, while managing risk within and across subsets of a portfolio and employing tactical and strategic innovations.  The Fund defines Selected Specialized Credit Strategies as purchasing “off-the-run” and difficult to source investment securities; stressed, distressed or undervalued asset-backed securities; or leveraged and debtor-in-possession loans.  In addition, the Fund defines Selected Specialized Credit Strategies as purchasing senior secured corporate debt and engaging in a hedging strategy to protect against market or industry related risk.  The Fund defines Absolute Return Strategies as utilizing hedging and risk management strategies with the objective of producing a positive absolute return regardless of the direction of financial markets, risk-adjusted performance, minimizing drawdowns and limiting volatility and market correlation.

With respect to the percentages adopted by the Trust as maximum limitations on its fundamental and non-fundamental investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  This paragraph does not apply to the borrowing policy set forth in paragraph 1 above under Non-Fundamental and in paragraph 1 under Fundamental Investment Limitations.  In the event that the Fund's borrowings exceed 300% of the Fund's total assets, the Fund will within three days thereafter reduce its borrowings and any pledged assets to the extent necessary to comply with the 300% asset coverage requirement under the Investment Company Act.

MANAGEMENT OF THE FUND

The Board of Trustees supervises the business activities of the Trust and appoints the officers.  The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of three (3) individuals, two (2) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”).  Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Financial/Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  As of the date of this SAI, the Fund is the only series in the “Fund Complex”.  The Board generally meets four times a year to review the progress and status of the Fund.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Name Address and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee
Joseph C. Farina c/o Mutual Shareholder Services, LLC., 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4003,Year of Birth: 1949	Trustee	Indefinite/ December 2008- present	President, JCF Associates (Business Consultant), July 2003 to present; Operating Partner, Fireman Capital Partners (Private Equity), June 2008 to present; Trustee, College of New Rochelle, Jan. 2003 to present.	2	[None]
Michael P. Beys c/o Mutual Shareholder Services, LLC., 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4003,Year of Birth: 1971	Trustee	Indefinite/ December 2008- present	Managing Principal, Aristone Capital (Real Estate Finance), April, 2006 to present; Managing Principal, One for the Money (Real Estate Development), April, 2005 to April 2007; Asst. U.S. Attorney, U.S. Dept. of Justice, Nov. 2000 to April 2005.	2	[None]

1The "Fund Complex" consists of the SGM Funds.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[3] Overseen by Trustee	Other Directorships Held by Trustee
Steven G. Mandis[1,2] c/o Mutual Shareholder Services, LLC., 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4003,Year of Birth: 1970	Trustee, President, Treasurer, Chief Compliance Officer	Indefinite/ October 2008- present	President and Chief Investment Officer, SGM Fund Management LLC, October 2008 to present; Chief Investment Officer, Halcyon Structured Asset Management L.P., October 2004 to August 2008; Portfolio Manager, Goldman Sachs & Co., April 1992 to October 2004.	2	[None]
Alexandra E. Mandis[2] c/o Mutual Shareholder Services, LLC., 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4003,Year of Birth: 1972	Secretary	Indefinite/ December 2008- present	Homemaker.	N/A	N/A

1 Steven G. Mandis is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and President of the Fund's investment adviser.

2 Steven G. Mandis and Alexandra E. Mandis are married.

3The "Fund Complex" consists of the SGM Funds.

Board Committees:

Audit Committee

The Trust’s audit committee consists of Michael Beys and Joseph Farina.  The audit committee is responsible for (i) overseeing the accounting and financial reporting policies and practices of the Fund, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and (iii) acting as a liaison between the Fund's independent auditors and the full Board of Trustees.  None of the audit committee members are “Interested” as defined in the Investment Company Act of 1940, as amended.  As of the date of this SAI, the Audit Committee held [two/three] meetings.

Nominating Committee

The Board has a Nominating Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Nominating Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Nominating Committee generally will not consider shareholder nominees.  As of the date of this SAI, the Nominating Committee has not met.

Compensation

Each Trustee who is not affiliated with the Trust or Adviser will receive a per-meeting fee of $250, as well as reimbursement for any reasonable expenses incurred attending the meetings. The "interested persons" who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the officers receive compensation from the Trust.

The table below details the estimated amount of compensation the Trustees will receive from the Trust during a year.  The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust **	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex*** Paid to Directors
Michael P. Beys	$1,000	None	None	$1,000
Joseph C. Farina	$1,000	None	None	$1,000
Steven G. Mandis*	None	None	None	None

_______________

*This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with the Adviser.

**There are currently other series comprising the Trust.

***The term “Fund Complex” refers to the SGM Funds.

Trustee Ownership

As of the date of this SAI, the Fund had not commenced operations and had not issued shares to the public.  As of December 31, 2008 the Trustees beneficially owned shares of the Fund and Fund Complex as follows:

Name of Trustee or Officer	Dollar Range of Securities In The SGM Ethical Global Hard Asset Allocation Fund	Aggregate Dollar Range of Securities In SGM Funds
Steven G. Mandis	None	$50,001 to $100,000*
Michael P. Beys	None	None
Joseph Farina	None	None

* Represents initial seed capital of the Fund owned by an immediate family member of the Trustee.

CODE OF ETHICS

Pursuant to the requirements of rule 17j-1 under the Investment Company Act of 1940, as amended and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Fund, SGM Funds and the Adviser have adopted a Code of Ethics and procedures for implementing the provisions of the Code of Ethics. The personnel of SGM Funds and the Adviser are subject to the Code of Ethics when investing in securities that may be purchased, sold or held by the Fund.

DISTRIBUTION PLAN

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”).  The Plan permits the Fund to pay the Adviser for certain distribution and promotion expenses related to marketing shares of the Fund. The amount payable annually by the Fund is 0.25% of its average daily net assets.  As of the date of this SAI, the Plan is not active and no Rule 12b-1 fees are deducted from Fund assets.

Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating this Plan.

The Trustees expect that the Plan could significantly enhance the Fund’s ability to expand distribution of shares of the Fund. It is also anticipated that an increase in the size of the Fund will produce economies of scale that benefit the shareholders, facilitate more efficient portfolio management, and assist the Fund in seeking to achieve its investment objective.

The Plan has been approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person.  Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the Fund.  Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of the Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the independent Trustees.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund as that term is defined under the Investment Company Act of 1940, as amended.  Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

As of the date of this SAI, the Fund had not commenced operations and had not issued shares to the public.  [However, as of the date of this SAI, the Fund would be deemed to be under control of the Adviser (which is indirectly controlled by Mr. Mandis, whose address is that of the Adviser), which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Fund on such date.  However, it is expected that once the Fund commences investment operations and its shares are sold to the public that the Adviser’s control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders.]

[As of the date of this Statement of Additional Information, the Trustees and officers as a group would be deemed to beneficially own 100% of the shares of the Fund because Mr. Mandis indirectly controls the Adviser, which owns the single share of the Fund.]  As of the date of this Statement of Additional Information, other than the Adviser and its affiliates, no shareholders of record owned 5% or more of the outstanding shares of the Fund.

Management Ownership

As of the date of this Statement of Additional Information, the Trustees and officers beneficially owned 100% of the shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The trustees selected SGM Fund Management LLC, 1165 Park Avenue #12B, New York, NY 10128, as the investment adviser to the Fund. The Adviser is wholly owned by Mandis Holdings, LLC which is controlled by Steven G. Mandis and Alexandra E. Mandis who together own the majority of the interests in Mandis Holdings, LLC.  Under the terms of the investment advisory agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Fund such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.50% of the average daily net assets of the Fund.  The Adviser also provides administrative services to the Fund as described more fully below.  The Adviser has entered into an expense limitation agreement with the Fund to reduce its fees and to reimburse expenses, at least until [_____ __, 20[__], to ensure that Net Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses such as dividend expense on securities sold short, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 0.98% of the Fund’s average daily net assets.  Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

The investment advisory agreement will continue for an initial term of two years, and on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of a Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons as defined in the Investment Company Act of 1940, as amended, at a meeting called for the purpose of voting on such approval.  The Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of a Fund on not more than 60 days written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically.

Portfolio Manager

Steven G. Mandis serves as portfolio manager to the Fund.  Mr. Mandis is Founder, Chairman, Chief Executive Officer, President, Chief Compliance Officer, Chief Investment Officer and Managing Director of the Adviser.  Mr. Mandis is also Trustee, Principal Executive Officer, President, Principal Financial Officer, Treasurer and Chief Compliance Officer of SGM Funds.  Mr. Mandis has been Chief Investment Officer of the Adviser since the Adviser’s inception in 2008.  From 2004-2008, Mr. Mandis was Co-Founder, Chief Executive Officer and Chief Investment Officer of Halcyon Structured Asset Management L.P. ("HSAM"), a $5.5 billion in assets under management, SEC-registered investment adviser based in New York City.  In addition, Mr. Mandis served on the Board of Directors and Risk Management Committees of Halcyon Asset Management LLC ("HAM"), a $3.5 billion in assets under management, SEC-registered investment adviser and Halcyon Asset-Backed Advisers L.P. ("HAA"), a $500 million in assets under management, SEC-registered investment adviser (HSAM, HAM and HAA collectively, "Halcyon").  Prior to joining Halcyon, Mr. Mandis who had worked at Goldman Sachs & Co. since 1992, acted as a portfolio manager in its Special Situations Investing Group, a multi-billion dollar proprietary investing area within Goldman Sachs & Co.'s Fixed Income Division. Before joining the Fixed Income Division, Mr. Mandis worked in Goldman Sachs & Co.'s' Principal Investment Area and Mergers & Acquisitions Department.  Mr. Mandis received a B.A. with Honors from the University of Chicago.  Mr. Mandis receives no fixed salary from the Adviser, but is eligible for bonus compensation depending upon the profitability of the Adviser and the relative year-over-year pre-tax performance of the Fund versus its benchmark index, the Standard & Poor's 500 Index.  In addition, Mr. Mandis has an ownership stake in Mandis Holdings, LLC which is the sole owner of the Adviser.  He indirectly participates in the profits of the Adviser based on his percentage ownership in Mandis Holdings LLC.  He receives no additional compensation, deferred compensation or stock options.

As of [____ _], 2009, Mr. Mandis is responsible for the management of the following other types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type($000)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$[_]	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	[1]	$[314]	0	$0

Conflict of Interest

The Adviser has not identified any material conflicts between the Fund and other accounts managed by Mr. Mandis.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts.  The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts.   Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the portfolio manager could favor one account over another.  Further, a potential conflict could include Mr. Mandis' knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Fund.  These potential conflicts of interest could create the appearance that a portfolio manager is favoring one client investment vehicle over another.  The portfolio manager will not solely be focused on managing the Fund.  The Adviser and the portfolio manager may manage or be involved with other investment accounts or affiliated companies.  The portfolio manager may be employed or compensated by unaffiliated companies.

The Fund is currently one of two fund-clients of the Adviser.  However, to the extent Fund and other investment advisory clients of the Adviser are managed in a similar fashion and have similar investment strategies and objectives, the Adviser will follow written allocation procedures designed to allocate securities purchases and sales among the Fund and other clients in a fair and equitable manner.  When allocating investments among client accounts, the portfolio manager have the obligation to treat each client equally, regardless of account size or fees paid.  All clients participating in the same transaction will receive the same average price for each transaction.  In the event of partial completion of a transaction, each client will receive its pro-rata share of the transaction.

Ownership of Fund Securities

As of the date of this SAI, the Fund had not commenced operations and had not issued shares to the public.  As of December 31, 2008 the Portfolio Manger beneficially owned shares of the Fund as follows:

Name of Portfolio Manager	Dollar Range of Equity Securities in the SGM Ethical Global Hard Asset Allocation Fund	Dollar Range of Equity Securities in SGM Funds
Steven G. Mandis	$1 to $10,000*	$[50,001 to $100,000]**

* Represents the Fund's single share owned by the Adviser, which Mr. Mandis indirectly controls.

** Represents initial seed capital of the Fund owned by an immediate family member of the portfolio manager.

Pursuant to an Administration Agreement between the Adviser and the Trust, the Adviser has been retained to provide certain management support and administrative oversight services to the Fund in exchange for the payment of an administrative fee by the Fund equal to an annual rate of 0.50% of the Fund's average daily net assets. The Adviser provides the Funds with general office facilities and oversees the provision of administrative/non-investment services to the Trust, including the provision of services to the Trust by the Trust's fund accounting agent, transfer agent and custodian, including: (i) the updating of corporate organizational documents, and the negotiation of contracts and fees with, and the monitoring and coordination of performance and billings of, the Trust's custodian and other independent contractors and agents; (ii) the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations, including registration statements, prospectuses, and statements of additional information, and semi-annual and annual reports to shareholders; (iii) reviewing, (including coordinating the preparing of, but not preparing) tax returns; (iv) preparing agendas and supporting documents for, and minutes of meetings of, the Trustees, committees of the Trustees, and preparation of notices, proxy statements and minutes of meetings of shareholders of the Trust or of one or more of the funds; (v) the maintenance of books and records of the Trust; (vi) telephone coverage to respond to shareholder inquiries; (vii) the provision of monitoring reports and assistance regarding compliance with federal securities and tax laws including compliance with the Investment Company Act of 1940, as amended and Subchapter M of the Internal Revenue Code of 1986, as amended; (viii) the dissemination of yield and other performance information to newspapers and tracking services, (ix) the preparation of annual renewals for fidelity bond and errors and omissions insurance coverage, (x) the development of a budget for the Trust, the establishment of rate of expense accruals and the arrangement of the payment of all fixed and management expenses and (xi) the determination of the Fund's net asset value and the provision of all other fund accounting services to the Fund.  The Adviser also provides persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust.  Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers, or employees of the Adviser or its affiliates.

Custodian

Huntington National Bank, located at 41 S. High St., Columbus, OH 43215, serves as the Fund's custodian ("Custodian").  The Custodian acts as the Fund's depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

Fund Services

Mutual Shareholder Services, LLC. (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4003, acts as the transfer agent ("Transfer Agent") for the Fund.  MSS maintains the records of the shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions.  MSS receives an annual fee from the Adviser of $11.50 per shareholder (subject to a minimum monthly fee of $775) for these transfer agency services.

In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant ("Fund Accounting Agent"), MSS receives an annual fee from the Adviser based on the average value of The Fund.  These fees are: from $0 to $25 million in assets the annual fee is $21,000, from $25 million to $50 million in assets the annual fee is $30,500, from $50 million to $75 million in assets the annual fee is $36,250, from $75 million to $100 million in assets the annual fee is $42,000, from $100 million to $125 million in assets the annual fee is $47,750, from $125 million to $150 million in assets the annual fee is $53,500, and for asset above $150 million the annual fee is $59,250.

Independent Registered Public Accounting Firm

The firm of [Sanville & Company, located at 1514 Old York Road, Abington, PA 19001], has been selected as independent registered public accounting firm for the Fund for the fiscal period ending December 31, 2009 and for the fiscal year ending December 31, 2009.  [Sanville & Company] will perform an initial and annual audit of the Fund's financial statements and provide financial, tax and accounting services as requested.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund's portfolio transactions.  In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.  The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.  However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts.  Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund.  Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received.  It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available.  Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker.  Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis.  Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.  Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis.  The Adviser may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser believes an adjustment is reasonable.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Fund is also required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).  The Fund may enter into ongoing arrangements to release portfolio holdings to rating agencies, such as Morningstar or Lipper, in order for the agencies to assign a rating or ranking to the Fund.  Portfolio holdings will be supplied to rating agencies no more frequently than quarterly and only after the Fund has filed a Form N-CSR or Form N-Q with the SEC.  The Fund currently does [not] have any ongoing arrangements to release portfolio holdings information to rating agencies.

Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, Transfer Agent, Fund Accounting Agent and Custodian and on an as needed basis to other third parties providing services to the Fund.   The Adviser, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund.   The Fund discloses portfolio holdings to its auditor, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers.  The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund makes publicly available on a quarterly basis an updated list of the Fund's top ten holdings, sector weightings and other Fund characteristics.  The same information may also be included in printed marketing materials.  The information is updated monthly and is usually available within 5 days of the quarter end.  The Fund's Form N-CSR and Form N-Q will contain the Fund's entire list of portfolio holdings as of the applicable quarter end.

The Fund, the Adviser, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board.  Any party wishing to release portfolio holdings information on an ad hoc or special basis must  submit any proposed arrangement to the Board, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Fund's shareholders, (ii) the information will be kept confidential (based on the factors discussed below),  (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund or the Adviser. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.  The agreements with the Fund's Adviser, Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund's portfolio holding and the duty not to trade on the non-public information.  The Fund believes, based upon its size and history, that these are reasonable procedures to protect the confidentiality of the Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

The Fund's Chief Compliance Officer will report quarterly to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and will promptly provide the Board with information regarding any changes to the portfolio holdings disclosure policies and procedures.

DETERMINATION OF SHARE PRICE

The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business.  For a description of the methods used to determine the net asset value, see “How to Buy Shares – Purchasing Shares" in the prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash.  However, if the amount redeemed is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem shares by giving the redeeming shareholder the amount that exceeds the lesser of $250,000 or 1% of the Fund's net asset value in securities instead of cash.  In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.  You will also be exposed to market risk until such time that the securities received are converted into cash.

TAX CONSEQUENCES

The Fund intends to qualify under Subchapter M of the Internal Revenue Code.  Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amended, a Fund, by paying out substantially all of its investment income and realized capital gains, intends to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a "regulated investment company" under Sub-Chapter M, at least 90% of a Fund's income must be derived from dividends, interest and gains from securities transactions, and no more than 50% of a Fund's total assets may be in two or more securities that exceed 5% of the total assets of the Fund at the time of each security's purchase. Not qualifying under Subchapter M of the Internal Revenue Code would cause a Fund to be considered a personal holding company subject to normal corporate income taxes.  A Fund then would be liable for federal income tax on the capital gains and net investment income distributed to its shareholders, resulting in a second level of taxation that would substantially reduce net after-tax returns from the Fund.   Any subsequent dividend distribution of a Fund's earnings after taxes would still be taxable as received by shareholders. The Jobs and Growth and Tax Relief Reconciliation Law of 2003 reduced the rate on "qualifying dividends" to 15% (5% for those in 10% or 15% income tax bracket). A Fund may invest in companies that pay "qualifying dividends."  Investors in the Fund may benefit from the new tax bill and its lower tax rate on taxable quarterly dividend payments, attributable to corporate dividends, distributed by the Fund.

Tax Distribution: The Fund's distributions (capital gains and dividend income), whether received by shareholders in cash or reinvested in additional shares of the Fund, may be subject to federal income tax payable by shareholders. All income realized by the Fund including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Board of Trustees. Dividends received shortly after purchase of Fund shares by an investor will have the effect of reducing the per share net asset value of his/her shares by the amount of such dividends or distributions. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

Federal Withholding: The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Adviser.  It will vote such proxies in accordance with its proxy policies and procedures. The proxy policies and procedures of the Adviser are attached to this SAI. A copy of the proxy policies and procedures may be obtained by calling 1-877-743-7820.  The information is also available on the SEC’s website at www.sec.gov

MORE INFORMATION.  The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll free, 1-877-743-7820 and will be sent within three business days of receipt of a request.  The information also will be available on the SEC’s website at www.sec.gov.

FINANCIAL STATEMENTS

The Fund has not yet commenced operations and, therefore, has not produced financial statements.  Once produced, you can obtain a copy of the financial statements contained in the Fund's Annual or Semi-Annual Report without charge by calling the Fund at 1-877-743-7820.

INVESTMENT ADVISER'S PROXY VOTING POLICIES AND PROCEDURES

SGM FUND MANAGEMENT LLC PROXY VOTING POLICY

Policy:  The Adviser will vote proxies vote proxies on behalf of its clients unless directed to do otherwise.  In order to fulfill its responsibilities under the Advisers Act, the Adviser has adopted the following policies and procedures for proxy voting with regard to companies in the investment portfolio of the Fund(s).

Voting Proxies

1.

All proxies sent to clients that are actually received by the Adviser (to vote on behalf of the client) will be provided to the Chief Investment Officer.

2.

The Chief Investment Officer will generally adhere to the following procedures (subject to limited exception(s)):

(a)

A written record of each proxy received by the Adviser (on behalf of its clients) will be kept in the Adviser's files;

(b)

The Chief Investment Officer will determine which of the Adviser's clients holds the security to which the proxy relates;

(c)

Prior to voting any proxies, the Chief Investment Officer will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines set forth below.  If a conflict is identified, the Chief Investment Officer will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material.

(e)

If no material conflict is identified pursuant to these procedures, the Chief Investment Officer will vote the proxy in accordance with the guidelines set forth below.  In the alternative, the Chief Investment Officer will vote the proxies as recommended by an independent third party proxy voting service, if any.  The Chief Investment Officer will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

Conflicts of Interest

1.

As stated above, in evaluating how to vote a proxy, the Chief Investment Officer will first determine whether there is a conflict of interest related to the proxy in question between Adviser and its Advisory Clients.  This examination will include (but will not be limited to) an evaluation of whether the Adviser (or any affiliate of the Adviser) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a client of the Adviser.

2

If a conflict is identified and deemed “material” by the Chief Investment Officer, the Adviser will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the client (which may include utilizing an independent third party to vote such proxies).

3

With respect to material conflicts, the Adviser will determine whether it is appropriate to disclose the conflict to affected clients to give such clients the opportunity to vote the proxies in question themselves.  However, with respect to ERISA clients, if any, whose advisory contract reserves the right to vote proxies when the Adviser has determined that a material conflict exists that affects its best judgment as a fiduciary to the ERISA client, the Adviser will:

(a)

Give the ERISA client the opportunity to vote the proxies in question themselves; or

(b)

Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA clients (if any).

Proxy Voting Guidelines

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

When making investment decisions the Adviser will consider environmental, social and corporate governance ("ESG") investing principles.  The Adviser believes issuers that are sensitive to environmental, social and corporate governance principles could increase their ability to succeed and prosper in the long-term.  Such principles may include an issuer's overall record of ethical business practices; respect for human rights; respect for the rights of indigenous peoples to preserve their cultures; ethical treatment of animals; fair treatment of employees and effective equal-employment opportunity policies; commitment to the community and charitable giving; respect for the environment and positive environmental protection policies; respect for the rights of investors; timely, transparent and balanced disclosure; and active and independent oversight.  The Adviser seeks to fulfill the Fund's environmental, social and governance ("ESG") investing principles primarily through the use of both negative and affirmative screens.  To achieve its social investing goals, the Adviser seeks to screen out companies it believes have significant percentage of sales and involvement in the production or sale of either addictive products, whose abuse can result in substantial health or safety harm including alcohol, gambling and tobacco; military weapons and firearms; or nuclear power.  To achieve its environmental investment goals, the Adviser seeks to screen out companies that it believes have significant percentage of sales and involvement in the generation or sale of power from food or feed crops, or make biofuels from consumable food or feed crops.  To achieve its corporate governance investing goals, the Adviser seeks to invest in companies that have at least one or more of the following corporate governance standards: majority voting for board seats; proportional voting of shares (no super voting or non-voting shares); no anti-takeover measures solely for the purpose of alienating shareholder rights and entrenching management; corporate compliance, conduct and ethics programs; all directors attend at least 75% of the board meetings; and no bundling of voting issues for the purpose of tying issues; and serious consideration of shareholders proposals and advisory proposals that receive a majority vote.  The Adviser may seek to raise ESG issues through proxy voting, dialogue with management and by filing shareholder resolutions.  If such shareholder activism does not produce satisfactory results, the Adviser will dispose of investments in companies who have not modified their ESG policies.  However, the Fund may continue hold to these investments to allow the Adviser adequate time to sell the security or securities in a commercially reasonable manner at an attractive price.  Additionally, the Adviser reviews a company’s annual reports, press releases, websites or other publicly available information sources as well as discussions with management and industry sources for positive affirmation that a company generally operates consistently with the Fund's ESG principles.

The Adviser believes no investment will be perfect in meeting all principles, therefore the Adviser will make subjective judgments in deciding which issuers best meet the criteria.  The Adviser may consider a potential investment’s positive progress in addressing social, environmental and corporate governance investing principles or consider its relative performance within an industry.  The Adviser's interpretation and application of social, environmental and corporate governance investing principles are subjective and may evolve over time.

The Adviser may seek to raise operational, financial and social, environmental and corporate governance issues with the management of issuers through proxy voting, dialogue with management and by filing shareholder resolutions, where appropriate.

In order to fulfill its responsibilities under the Act, SGM Fund Management LLC (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to  make informed decisions about the purchase and sale of a company’s securities.

Responsibility. When making investment decisions the Adviser will consider environmental, social and corporate governance ("ESG") investing principles.  The Adviser believes issuers that are sensitive to environmental, social and corporate governance principles could increase an issuer’s ability to succeed and prosper in the long-term.

DECISION METHODS

We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes.  Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other.  In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value.  We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.

Requiring senior executives to hold stock in a company.

2.

Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.  Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

PART C

OTHER INFORMATION

Item 23. Financial Statements and Exhibits.

(a) Articles of Incorporation.

(1)  Registrant's Agreement and Declaration of Trust is incorporated by reference to Exhibit 23(a) of Registrant's Statement on Form N-1A filed with the Securities and Exchange Commission ("SEC") on October 21, 2008.

(2)  Amendment No. 1 to Registrant's Agreement and Declaration of Trust is incorporated by reference to Exhibit 23(a) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on February 6, 2009 ..

(3)  Amendment No. 2 to Registrant's Agreement and Declaration of Trust to add the SGM Ethical Global Hard Asset Allocation Fund to be supplied.

(b) By-Laws. Registrant's By-Laws are incorporated by reference to Exhibit 23(b) of Registrant's Statement on Form N-1A filed with the SEC on October 21, 2008.

(c) Instruments Defining Rights of Security Holder. None other than in the Agreement and Declaration of Trust and By-Laws of the Registrant.

(d) Investment Advisory Contracts.

(1)  Management Agreement for the SGM Hard Asset Fund is incorporated by reference to Exhibit 23(d) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on February 6, 2009 ..

(2)  Management Agreement for the SGM Ethical Global Hard Asset Allocation Fund to be supplied.

(e) Underwriting Contracts. None.

(f) Bonus or Profit Sharing Contracts. None.

(g) Custodial Agreement. Custody Agreement is incorporated by reference to Exhibit 23(g) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on February 6, 2009 ..

(h) Other Material Contracts.

(1)  Transfer Agent Agreement. Transfer Agent Agreement is incorporated by reference to Exhibit 23(h)(1) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on February 6, 2009 ..

(2)  Fund Accounting  Agreement. Fund Accounting Agreement is incorporated by reference to Exhibit 23(h)(2) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on February 6, 2009 ..

(3)  Administration Agreement.    Administration Agreement for the SGM Hard Asset Fund is incorporated by reference to Exhibit 23(h)(3) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on February 6, 2009.

(4)  Expense Limitation Agreement. Operating Expense Limitation and Security Agreement for the SGM Hard Asset Fund is incorporated by reference to Exhibit 23(h)(4) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on February 6, 2009. Operating Expense Limitation and Security Agreement for the SGM Ethical Global Hard Asset Allocation Fund to be supplied.

(i) Legal Opinion.    Legal Opinion and Consent of Thompson Hine LLP to be supplied ..

(j) Other Opinions. Consent of Auditors to be supplied ..

(k) Omitted Financial Statements. None.

(l) Initial Capital Agreements. Subscription Agreement between the Trust and the Initial Investor is incorporated by reference to Exhibit 23(l) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on February 6, 2009 ..

(m) Rule 12b-1 Plan.   SGM Funds Plan of Distribution Pursuant to Rule 12b-1 is incorporated by reference to Exhibit 23(m) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on February 6, 2009 ..

(n) Rule 18f-3 Plan. None.

(o) Reserved.

(p) Code of Ethics.

(1)

The Code of Ethics for the SGM Funds is incorporated by reference to Exhibit 23(p)(1) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on February 6, 2009 ..

(2)

The Code of Ethics for SGM Fund Management, LLC is incorporated by reference to Exhibit 23(p)(2) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on February 6, 2009 ..

(q) Powers of Attorney of Steven G. Mandis, Michael P. Beys, Joseph C. Farina and SGM Funds is incorporated by reference to Exhibit 23(q) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on February 6, 2009 ..

Item 24. Control Persons.   The SGM Hard Asset Fund and the Adviser are indirectly under common control.  Alexandra E. Mandis is deemed to control the Fund because she owns more than 25% of the shares of the Fund.  She also indirectly controls the investment adviser to the Fund because she owns a controlling interest in Mandis Holdings LLC, a Delaware limited liability company, which owns 100% of the interests in SGM Fund Management LLC, the investment adviser to the Fund.

Item 25. Indemnification.

Reference is made to Article VI of the Registrant's Agreement and Declaration of Trust which is included. The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 26. Activities of Investment Adviser.

SGM Management, LLC, 1165 Park Avenue, #12B, New York, New York 10028 is a  registered investment adviser.  Additional information about the Adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the Adviser’s Form ADV, file number 801-69761.

Item 27. Principal Underwriter. None.

Item 28. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant and the Transfer Agent at 8000 Town Centre Drive, Suite 4000, Broadview Heights, Ohio  44147.  All records relating to the activities of the Fund's Custodian are maintained at the office of the Huntington National Bank, 41 South High Street, Columbus, Ohio  43215.  All records relating to the activities of the Fund's Administrator and Investment Adviser, SGM Fund Management LLC, are maintained at 1165 Park Avenue, #12B, New York, New York 10028.

Item 29. Management Services. Not applicable.

Item 30. Undertakings. None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on the _22nd_ day of September , 2009.

SGM Funds

By:   /s /  JoAnn M. Strasser

       JoAnn M. Strasser

       Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature

Title

Date

Steven G. Mandis *

President and Principal Executive Officer,

Treasurer and Principal Financial Officer and

Trustee

Michael P. Beys *

Trustee

Joseph C. Farina *

Trustee

*By: /s/ JoAnn M. Strasser _____________

        JoAnn M. Strasser

        Attorney-in-Fact

        September _22_ , 2009

Index